NOVEMBER 2, 2020

SUPPLEMENT TO THE FOLLOWING STATEMENTS OF ADDITIONAL INFORMATION:

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

DATED MAY 1, 2020, AS SUPPLEMENTED THROUGH SEPTEMBER 29, 2020

STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD DISCIPLINED EQUITY HLS FUND (CLASS IC)

(HARTFORD SERIES FUND, INC.)

DATED JUNE 23, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective November 2, 2020, Derrick D. Cephas, Andrew A. Johnson and Paul L. Rosenberg each serves as a director/trustee of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Funds Exchange-Traded Trust, Lattice Strategies Trust and Hartford Schroders Opportunistic Income Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.